Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	1Q'23 vs. 1Q'22
EARNINGS
Net interest income	$4,051	$4,106	$3,928	$3,802	$3,789	$262	6.9%
Retailer share arrangements	(917)	(1,043)	(1,057)	(1,127)	(1,104)	187	(16.9)%
Provision for credit losses	1,290	1,201	929	724	521	769	147.6%
Net interest income, after retailer share arrangements and provision for credit losses	1,844	1,862	1,942	1,951	2,164	(320)	(14.8)%
Other income	65	30	44	198	108	(43)	(39.8)%
Other expense	1,119	1,151	1,064	1,083	1,039	80	7.7%
Earnings before provision for income taxes	790	741	922	1,066	1,233	(443)	(35.9)%
Provision for income taxes	189	164	219	262	301	(112)	(37.2)%
Net earnings	$601	$577	$703	$804	$932	$(331)	(35.5)%
Net earnings available to common stockholders	$590	$567	$692	$793	$922	$(332)	(36.0)%

COMMON SHARE STATISTICS
Basic EPS	$1.36	$1.27	$1.48	$1.61	$1.79	$(0.43)	(24.0)%
Diluted EPS	$1.35	$1.26	$1.47	$1.60	$1.77	$(0.42)	(23.7)%
Dividend declared per share	$0.23	$0.23	$0.23	$0.22	$0.22	$0.01	4.5%
Common stock price	$29.08	$32.86	$28.19	$27.62	$34.82	$(5.74)	(16.5)%
Book value per share	$29.08	$27.70	$26.76	$25.95	$25.06	$4.02	16.0%
Tangible common equity per share(1)	$23.48	$22.24	$22.10	$21.39	$20.60	$2.88	14.0%

Beginning common shares outstanding	438.2	458.9	487.8	506.2	526.8	(88.6)	(16.8)%
Issuance of common shares	—	—	—	—	—	—	—%
Stock-based compensation	1.5	0.1	0.4	0.2	1.4	0.1	7.1%
Shares repurchased	(11.3)	(20.8)	(29.3)	(18.6)	(22.0)	10.7	(48.6)%
Ending common shares outstanding	428.4	438.2	458.9	487.8	506.2	(77.8)	(15.4)%

Weighted average common shares outstanding	434.4	445.8	468.5	493.0	515.3	(80.9)	(15.7)%
Weighted average common shares outstanding (fully diluted)	437.2	448.9	470.7	495.3	519.5	(82.3)	(15.8)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	1Q'23 vs. 1Q'22
PERFORMANCE METRICS
Return on assets(1)	2.3%	2.2%	2.8%	3.4%	4.0%		(1.7)%
Return on equity(2)	18.2%	17.5%	21.1%	24.0%	27.5%		(9.3)%
Return on tangible common equity(3)	23.2%	22.1%	26.6%	30.3%	34.9%		(11.7)%
Net interest margin(4)	15.22%	15.58%	15.52%	15.60%	15.80%		(0.58)%
Efficiency ratio(5)	35.0%	37.2%	36.5%	37.7%	37.2%		(2.2)%
Other expense as a % of average loan receivables, including held for sale	5.00%	5.16%	5.02%	5.21%	5.09%		(0.09)%
Effective income tax rate	23.9%	22.1%	23.8%	24.6%	24.4%		(0.5)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.49%	3.48%	3.00%	2.73%	2.73%		1.76%
30+ days past due as a % of period-end loan receivables(6)	3.81%	3.65%	3.28%	2.74%	2.78%		1.03%
90+ days past due as a % of period-end loan receivables(6)	1.87%	1.69%	1.43%	1.22%	1.30%		0.57%
Net charge-offs	$1,006	$776	$635	$567	$558	$448	80.3%
Loan receivables delinquent over 30 days(6)	$3,474	$3,377	$2,818	$2,262	$2,194	$1,280	58.3%
Loan receivables delinquent over 90 days(6)	$1,705	$1,562	$1,232	$1,005	$1,026	$679	66.2%

Allowance for credit losses (period-end)	$9,517	$9,527	$9,102	$8,808	$8,651	$866	10.0%
Allowance coverage ratio(7)	10.44%	10.30%	10.58%	10.65%	10.96%		(0.52)%

BUSINESS METRICS
Purchase volume(8)(9)	$41,557	$47,923	$44,557	$47,217	$40,490	$1,067	2.6%
Period-end loan receivables	$91,129	$92,470	$86,012	$82,674	$78,916	$12,213	15.5%
Credit cards	$86,113	$87,630	$81,254	$78,062	$74,596	$11,517	15.4%
Consumer installment loans	$3,204	$3,056	$2,945	$2,847	$2,719	$485	17.8%
Commercial credit products	$1,690	$1,682	$1,723	$1,689	$1,530	$160	10.5%
Other	$122	$102	$90	$76	$71	$51	71.8%
Average loan receivables, including held for sale	$90,815	$88,436	$84,038	$83,412	$82,747	$8,068	9.8%
Period-end active accounts (in thousands)(9)(10)	68,589	70,763	66,503	65,969	69,122	(533)	(0.8)%
Average active accounts (in thousands)(9)(10)	69,494	68,373	66,266	68,671	70,127	(633)	(0.9)%

LIQUIDITY
Liquid assets
Cash and equivalents	$15,303	$10,294	$11,962	$10,682	$10,541	$4,762	45.2%
Total liquid assets	$18,778	$14,201	$16,566	$15,177	$14,687	$4,091	27.9%
Undrawn credit facilities
Undrawn credit facilities	$2,950	$2,950	$3,700	$3,700	$3,100	$(150)	(4.8)%
Total liquid assets and undrawn credit facilities	$21,728	$17,151	$20,266	$18,877	$17,787	$3,941	22.2%
Liquid assets % of total assets	17.41%	13.58%	16.44%	15.94%	15.42%		1.99%
Liquid assets including undrawn credit facilities % of total assets	20.15%	16.40%	20.11%	19.83%	18.67%		1.48%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	1Q'23 vs. 1Q'22
Interest income:
Interest and fees on loans	$4,616	$4,576	$4,258	$4,039	$4,008	$608	15.2%
Interest on cash and debt securities	170	132	84	35	14	156	NM
Total interest income	4,786	4,708	4,342	4,074	4,022	764	19.0%

Interest expense:
Interest on deposits	557	441	280	160	127	430	NM
Interest on borrowings of consolidated securitization entities	77	69	54	40	33	44	133.3%
Interest on senior unsecured notes	101	92	80	72	73	28	38.4%
Total interest expense	735	602	414	272	233	502	215.5%

Net interest income	4,051	4,106	3,928	3,802	3,789	262	6.9%

Retailer share arrangements	(917)	(1,043)	(1,057)	(1,127)	(1,104)	187	(16.9)%
Provision for credit losses	1,290	1,201	929	724	521	769	147.6%
Net interest income, after retailer share arrangements and provision for credit losses	1,844	1,862	1,942	1,951	2,164	(320)	(14.8)%

Other income:
Interchange revenue	232	251	238	263	230	2	0.9%
Debt cancellation fees	115	102	103	93	89	26	29.2%
Loyalty programs	(298)	(351)	(326)	(322)	(258)	(40)	15.5%
Other	16	28	29	164	47	(31)	(66.0)%
Total other income	65	30	44	198	108	(43)	(39.8)%

Other expense:
Employee costs	451	459	416	404	402	49	12.2%
Professional fees	186	233	204	185	210	(24)	(11.4)%
Marketing and business development	131	121	115	135	116	15	12.9%
Information processing	166	165	150	163	145	21	14.5%
Other	185	173	179	196	166	19	11.4%
Total other expense	1,119	1,151	1,064	1,083	1,039	80	7.7%

Earnings before provision for income taxes	790	741	922	1,066	1,233	(443)	(35.9)%
Provision for income taxes	189	164	219	262	301	(112)	(37.2)%
Net earnings	$601	$577	$703	$804	$932	$(331)	(35.5)%

Net earnings available to common stockholders	$590	$567	$692	$793	$922	$(332)	(36.0)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Mar 31, 2023 vs. Mar 31, 2022
Assets
Cash and equivalents	$15,303	$10,294	$11,962	$10,682	$10,541	$4,762	45.2%
Debt securities	4,008	4,879	5,082	5,012	4,677	(669)	(14.3)%
Loan receivables:
Unsecuritized loans held for investment	72,079	72,638	67,651	63,350	59,643	12,436	20.9%
Restricted loans of consolidated securitization entities	19,050	19,832	18,361	19,324	19,273	(223)	(1.2)%
Total loan receivables	91,129	92,470	86,012	82,674	78,916	12,213	15.5%
Less: Allowance for credit losses	(9,517)	(9,527)	(9,102)	(8,808)	(8,651)	(866)	10.0%
Loan receivables, net	81,612	82,943	76,910	73,866	70,265	11,347	16.1%
Loan receivables held for sale	—	—	—	—	4,046	(4,046)	(100.0)%
Goodwill	1,105	1,105	1,105	1,105	1,105	—	—%
Intangible assets, net	1,297	1,287	1,033	1,118	1,149	148	12.9%
Other assets	4,528	4,056	4,674	3,417	3,484	1,044	30.0%
Total assets	$107,853	$104,564	$100,766	$95,200	$95,267	$12,586	13.2%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$74,008	$71,336	$68,032	$64,328	$63,180	$10,828	17.1%
Non-interest-bearing deposit accounts	417	399	372	381	395	22	5.6%
Total deposits	74,425	71,735	68,404	64,709	63,575	10,850	17.1%
Borrowings:
Borrowings of consolidated securitization entities	6,228	6,227	6,360	5,687	6,139	89	1.4%
Senior and subordinated unsecured notes	8,706	7,964	7,961	6,470	7,221	1,485	20.6%
Total borrowings	14,934	14,191	14,321	12,157	13,360	1,574	11.8%
Accrued expenses and other liabilities	5,301	5,765	5,029	4,941	4,914	387	7.9%
Total liabilities	94,660	91,691	87,754	81,807	81,849	12,811	15.7%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,705	9,718	9,685	9,663	9,643	62	0.6%
Retained earnings	17,369	16,716	16,252	15,679	15,003	2,366	15.8%
Accumulated other comprehensive income (loss)	(102)	(125)	(187)	(149)	(121)	19	(15.7)%
Treasury stock	(14,514)	(14,171)	(13,473)	(12,535)	(11,842)	(2,672)	22.6%
Total equity	13,193	12,873	13,012	13,393	13,418	(225)	(1.7)%
Total liabilities and equity	$107,853	$104,564	$100,766	$95,200	$95,267	$12,586	13.2%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2023			Dec 31, 2022			Sep 30, 2022			Jun 30, 2022			Mar 31, 2022
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,365	$140	4.59%	$11,092	$104	3.72%	$11,506	$65	2.24%	$9,249	$20	0.87%	$8,976	$5	0.23%
Securities available for sale	4,772	30	2.55%	5,002	28	2.22%	4,861	19	1.55%	5,063	15	1.19%	5,513	9	0.66%

Loan receivables, including held for sale:
Credit cards	85,904	4,497	21.23%	83,597	4,462	21.18%	79,354	4,153	20.76%	78,912	3,943	20.04%	78,564	3,913	20.20%
Consumer installment loans	3,103	83	10.85%	2,991	78	10.35%	2,884	74	10.18%	2,775	69	9.97%	2,682	66	9.98%
Commercial credit products	1,697	34	8.13%	1,757	34	7.68%	1,720	30	6.92%	1,654	25	6.06%	1,434	28	7.92%
Other	111	2	7.31%	91	2	8.72%	80	1	4.96%	71	2	11.30	67	1	NM
Total loan receivables, including held for sale	90,815	4,616	20.61%	88,436	4,576	20.53%	84,038	4,258	20.10%	83,412	4,039	19.42%	82,747	4,008	19.64%
Total interest-earning assets	107,952	4,786	17.98%	104,530	4,708	17.87%	100,405	4,342	17.16%	97,724	4,074	16.72%	97,236	4,022	16.78%

Non-interest-earning assets:
Cash and due from banks	1,024			1,071			1,580			1,614			1,626
Allowance for credit losses	(9,262)			(9,167)			(8,878)			(8,651)			(8,675)
Other assets	6,128			5,772			5,587			5,386			5,369
Total non-interest-earning assets	(2,110)			(2,324)			(1,711)			(1,651)			(1,680)

Total assets	$105,842			$102,206			$98,694			$96,073			$95,556

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$72,216	$557	3.13%	$69,343	$441	2.52%	$66,787	$280	1.66%	$63,961	$160	1.00%	$62,314	$127	0.83%
Borrowings of consolidated securitization entities	6,229	77	5.01%	6,231	69	4.39%	6,258	54	3.42%	6,563	40	2.44%	6,827	33	1.96%
Senior and subordinated unsecured notes	8,442	101	4.85%	7,962	92	4.58%	7,102	80	4.47%	6,974	72	4.14%	7,219	73	4.10%

Total interest-bearing liabilities	86,887	735	3.43%	83,536	602	2.86%	80,147	414	2.05%	77,498	272	1.41%	76,360	233	1.24%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	411			388			371			396			374
Other liabilities	5,130			5,217			4,938			4,717			5,091
Total non-interest-bearing liabilities	5,541			5,605			5,309			5,113			5,465

Total liabilities	92,428			89,141			85,456			82,611			81,825

Equity
Total equity	13,414			13,065			13,238			13,462			13,731

Total liabilities and equity	$105,842			$102,206			$98,694			$96,073			$95,556
Net interest income		$4,051			$4,106			$3,928			$3,802			$3,789

Interest rate spread(1)			14.55%			15.01%			15.11%			15.31%			15.54%
Net interest margin(2)			15.22%			15.58%			15.52%			15.60%			15.80%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Mar 31, 2023 vs. Mar 31, 2022
BALANCE SHEET STATISTICS
Total common equity	$12,459	$12,139	$12,278	$12,659	$12,684	$(225)	(1.8)%
Total common equity as a % of total assets	11.55%	11.61%	12.18%	13.30%	13.31%		(1.76)%

Tangible assets	$105,451	$102,172	$98,628	$92,977	$93,013	$12,438	13.4%
Tangible common equity(1)	$10,057	$9,747	$10,140	$10,436	$10,430	$(373)	(3.6)%
Tangible common equity as a % of tangible assets(1)	9.54%	9.54%	10.28%	11.22%	11.21%		(1.67)%
Tangible common equity per share(1)	$23.48	$22.24	$22.10	$21.39	$20.60	$2.88	14.0%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	15.4%	15.0%	16.5%	17.4%	17.2%
Tier 1 risk-based capital ratio(5)	13.3%	13.6%	15.2%	16.1%	15.9%
Tier 1 leverage ratio(6)	11.6%	12.3%	13.2%	13.8%	13.9%
Common equity Tier 1 capital ratio	12.5%	12.8%	14.3%	15.2%	15.0%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at March 31, 2023 are preliminary and therefore subject to change.
(3) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2023 and 2022 reflect 50% and 25%, respectively, of the phase-in of CECL effects.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	1Q'23 vs. 1Q'22
HOME & AUTO
Purchase volume(1)	$10,863	$11,860	$12,273	$12,895	$10,260	$603	5.9%
Period-end loan receivables	$29,733	$29,978	$29,017	$27,989	$26,532	$3,201	12.1%
Average loan receivables, including held for sale	$29,690	$29,402	$28,387	$27,106	$26,406	$3,284	12.4%
Average active accounts (in thousands)(3)	18,521	18,539	18,350	17,942	17,473	1,048	6.0%

Interest and fees on loans	$1,225	$1,264	$1,210	$1,108	$1,088	$137	12.6%
Other income	$25	$23	$20	$23	$21	$4	19.0%

DIGITAL
Purchase volume(1)	$12,261	$14,794	$12,941	$12,463	$11,196	$1,065	9.5%
Period-end loan receivables	$24,944	$25,522	$22,925	$21,842	$21,075	$3,869	18.4%
Average loan receivables, including held for sale	$24,982	$23,931	$22,361	$21,255	$21,160	$3,822	18.1%
Average active accounts (in thousands)(3)	20,564	20,073	19,418	19,069	19,000	1,564	8.2%

Interest and fees on loans	$1,363	$1,322	$1,197	$1,058	$1,022	$341	33.4%
Other income	$1	$(14)	$(22)	$(13)	$(12)	$13	(108.3)%

DIVERSIFIED & VALUE
Purchase volume(1)	$13,439	$16,266	$14,454	$14,388	$11,558	$1,881	16.3%
Period-end loan receivables	$17,702	$18,617	$16,566	$16,076	$15,166	$2,536	16.7%
Average loan receivables, including held for sale	$17,713	$17,274	$16,243	$15,498	$15,128	$2,585	17.1%
Average active accounts (in thousands)(3)	20,807	20,386	19,411	19,026	19,201	1,606	8.4%

Interest and fees on loans	$1,070	$1,023	$935	$826	$826	$244	29.5%
Other income	$(14)	$(42)	$(19)	$(35)	$(9)	$(5)	55.6%

HEALTH & WELLNESS
Purchase volume(1)	$3,690	$3,505	$3,514	$3,443	$3,107	$583	18.8%
Period-end loan receivables	$12,581	$12,179	$11,590	$10,932	$10,407	$2,174	20.9%
Average loan receivables, including held for sale	$12,309	$11,846	$11,187	$10,596	$10,251	$2,058	20.1%
Average active accounts (in thousands)(3)	6,887	6,673	6,411	6,177	6,027	860	14.3%

Interest and fees on loans	$735	$744	$706	$644	$616	$119	19.3%
Other income	$61	$60	$55	$49	$53	$8	15.1%

LIFESTYLE
Purchase volume(1)	$1,302	$1,498	$1,374	$1,431	$1,195	$107	9.0%
Period-end loan receivables	$5,971	$5,970	$5,686	$5,558	$5,381	$590	11.0%
Average loan receivables, including held for sale	$5,919	$5,772	$5,610	$5,443	$5,379	$540	10.0%
Average active accounts (in thousands)(3)	2,611	2,585	2,524	2,510	2,582	29	1.1%

Interest and fees on loans	$223	$221	$208	$194	$191	$32	16.8%
Other income	$7	$7	$8	$7	$6	$1	16.7%

CORP, OTHER(4)
Purchase volume(1)(2)	$2	$—	$1	$2,597	$3,174	$(3,172)	(99.9)%
Period-end loan receivables	$198	$204	$228	$277	$355	$(157)	(44.2)%
Average loan receivables, including held for sale	$202	$211	$250	$3,514	$4,423	$(4,221)	(95.4)%
Average active accounts (in thousands)(2)(3)	104	117	152	3,947	5,844	(5,740)	(98.2)%

Interest and fees on loans	$—	$2	$2	$209	$265	$(265)	(100.0)%
Other income	$(15)	$(4)	$2	$167	$49	$(64)	(130.6)%

TOTAL SYF
Purchase volume(1)(2)	$41,557	$47,923	$44,557	$47,217	$40,490	$1,067	2.6%
Period-end loan receivables	$91,129	$92,470	$86,012	$82,674	$78,916	$12,213	15.5%
Average loan receivables, including held for sale	$90,815	$88,436	$84,038	$83,412	$82,747	$8,068	9.8%
Average active accounts (in thousands)(2)(3)	69,494	68,373	66,266	68,671	70,127	(633)	(0.9)%

Interest and fees on loans	$4,616	$4,576	$4,258	$4,039	$4,008	$608	15.2%
Other income	$65	$30	$44	$198	$108	$(43)	(39.8)%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Includes activity and balances associated with the Gap Inc. and BP portfolios which were both sold in 2Q 2022.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$13,193	$12,873	$13,012	$13,393	$13,418
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,105)	(1,105)	(1,105)	(1,105)	(1,105)
Less: Intangible assets, net	(1,297)	(1,287)	(1,033)	(1,118)	(1,149)
Tangible common equity	$10,057	$9,747	$10,140	$10,436	$10,430
Add: CECL transition amount	1,146	1,719	1,719	1,719	1,719

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	270	293	419	391	371
Common equity Tier 1	$11,473	$11,759	$12,278	$12,546	$12,520
Preferred stock	734	734	734	734	734
Tier 1 capital	$12,207	$12,493	$13,012	$13,280	$13,254

Add: Subordinated debt	740	—	—	—	—
Add: Allowance for credit losses includible in risk-based capital	1,233	1,220	1,142	1,099	1,106
Total Risk-based capital	$14,180	$13,713	$14,154	$14,379	$14,360

ASSET MEASURES(2)
Total average assets	$105,842	$102,206	$98,694	$96,073	$95,556
Adjustments for:
Add: CECL transition amount	1,146	1,719	1,719	1,719	1,719
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(2,081)	(2,046)	(1,776)	(1,878)	(1,964)
Total assets for leverage purposes	$104,907	$101,879	$98,637	$95,914	$95,311

Risk-weighted assets - Basel III (fully phased-in)	$91,873	$91,596	$85,664	$82,499	$83,251

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$12,207	$12,493	$13,012	$13,280	$13,254
Less: CECL transition adjustment	(1,146)	(1,719)	(1,719)	(1,719)	(1,719)
Tier 1 capital (CECL fully phased-in)	$11,061	$10,774	$11,293	$11,561	$11,535
Add: Allowance for credit losses	9,517	9,527	9,102	8,808	8,651
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$20,578	$20,301	$20,395	$20,369	$20,186

Risk-weighted assets	$91,873	$91,596	$85,664	$82,499	$83,251
Less: CECL transition adjustment	(580)	(870)	(870)	(870)	(870)
Risk-weighted assets (CECL fully phased-in)	$91,293	$90,726	$84,794	$81,629	$82,381

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$29.08	$27.70	$26.76	$25.95	$25.06
Less: Goodwill	(2.58)	(2.52)	(2.41)	(2.27)	(2.18)
Less: Intangible assets, net	(3.02)	(2.94)	(2.25)	(2.29)	(2.28)
Tangible common equity per share	$23.48	$22.24	$22.10	$21.39	$20.60

(1) Regulatory measures at March 31, 2023 are presented on an estimated basis.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2023 and 2022 reflect 50% and 25%, respectively, of the phase-in of CECL effects.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES (Continued)
(unaudited, $ and accounts in millions)
	Quarter Ended
	Mar 31, 2023	Mar 31, 2022
PURCHASE VOLUME
Purchase Volume	$41,557	$40,490
Less: Gap and BP Purchase volume	—	(3,173)
Core Purchase volume	$41,557	$37,317

LOAN RECEIVABLES
Loan receivables	$91,129	$78,916
Less: Gap and BP Loan receivables	(80)	(234)
Core Loan receivables	$91,049	$78,682

AVERAGE ACTIVE ACCOUNTS
Average active accounts	69.5	70.1
Less: Gap and BP Average active accounts	(0.1)	(5.8)
Core Average active accounts	69.4	64.3

NEW ACCOUNTS
New accounts	5.2	5.5
Less: Gap and BP New accounts	—	(0.3)
Core New accounts	5.2	5.2